EXHIBIT 32.1
                            SECTION 906 CERTIFICATION

                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Roaming Messenger, Inc. (the "Company") on Form 10-KSB for the period ending June 30, 2004 (the "Report") I, Jonathan Lei, Chairman, Chief Executive Officer, President, Chief Financial Officer, and Secretary of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: Augu3st 9, 2005


                            \s\ Jonathan Lei
                            -------------------------------------------------
                            Jonathan Lei, Chairman, Chief Executive Officer, President, Chief Financial Officer, and Secretary

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.